Annual Meeting March 14, 2018

IEC ELECTRONICS 2018© 2 Cautionary Note Regarding Forward-Looking Statements References in this report to “IEC,” the “Company,” “we,” “our,” or “us” mean IEC Electronics Corp. and its subsidiaries except where the context otherwise requires. This presentation contains forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding future sales and operating results, future prospects, the capabilities and capacities of business operations, any financial or other guidance and all statements that are not based on historical fact, but rather reflect our current expectations concerning future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to various uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in our forward-looking statements: business conditions and growth or contraction in our customers’ industries, the electronic manufacturing services industry and the general economy; variability of our operating results; our ability to control our material, labor and other costs; our dependence on a limited number of major customers; the potential consolidation of our customer base; availability of component supplies; dependence on certain industries; variability and timing of customer requirements; technological, engineering and other start-up issues related to new programs and products; uncertainties as to availability and timing of governmental funding for our customers; the impact of government regulations, including FDA regulations; risks related to the accuracy of the estimates and assumptions we used to revalue our net deferred tax assets in accordance with the Tax Cuts and Jobs Act; the types and mix of sales to our customers; litigation and governmental investigations or proceedings arising out of or relating to accounting and financial reporting matters; intellectual property litigation; our ability to maintain effective internal controls over financial reporting; unforeseen product failures and the potential product liability claims that may be associated with such failures; the availability of capital and other economic, business and competitive factors affecting our customers, our industry and business generally; failure or breach of our information technology systems; and natural disasters. Any one or more of such risks and uncertainties could have a material adverse effect on us or the value of our common stock. For a further list and description of various risks, relevant factors and uncertainties that could cause future results or events to differ materially from those expressed or implied in our forward-looking statements, see our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission (the “SEC”). All forward-looking statements included in this presentation are made only as of the date indicated or as of the date of this presentation. We do not undertake any obligation to, and may not, publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or which we hereafter become aware of, except as required by law. New risks and uncertainties arise from time to time and we cannot predict these events or how they may affect us and cause actual results to differ materially from those expressed or implied by our forward-looking statements. Therefore, you should not rely on our forward-looking statements as predictions of future events. 2

IEC ELECTRONICS 2018© 3 Agenda ‣ Business Overview ‣ Performance Review ‣ The Path to Growth ‣ Q&A 3

IEC ELECTRONICS 2018© Electronics Manufacturing Service Provider 100% US Manufacturing Life-Saving and Mission Critical Products Partner to Fortune 500 Companies in Regulated Markets 4

IEC ELECTRONICS 2018© 5 Electronics Manufacturing Landscape $425B Outsourced to Contract Manufacturers Electronics Product Assembly $1.4 Trillion2 80% is Consumer Based High Volume Products $40B Outsourced in the United States 2 Worldwide Electronics Manufacturing Services Market – 2017 Edition Our Target Markets ~$18B within the Americas 5

IEC ELECTRONICS 2018© Aerospace & Defense Medical Industrial Our Target Markets $3.1B TAM* 4.3% CAGR $6.0B TAM* 5.8% CAGR $8.8B TAM* 5.9% CAGR Highly Regulated Markets High Switching Costs *Represented by revenue observed in 2016 for contract manufacturers in the Americas. Ref. Worldwide Electronics Manufacturing Services Market – 2017 Edition 6

IEC ELECTRONICS 2018© *Source: Yahoo Finance as of February 2018; Outperforming Average Industry GM Consumer, Computing, Auto Portfolio Mix Medical, Industrial, Aerospace & Defense 18% 14% 10% 6% Mixed Portfolio High Concentration High Concentration G ro ss Ma rgi n ( T TM )* Sparton’s margin reflects only its MDS segment 7 2016

IEC ELECTRONICS 2018© Deliver Solutions Solve Challenges Minimize Supply Chain Risk Our Value Proposition • Vertical Manufacturing • Control Cost, Quality, and Lead Time for Key Commodities • Printed Circuit Assembly • Interconnect Solutions • Precision Metal working • Specialize in High Complexity Electronics and Full System Assemblies • Design & Test Engineering • Analysis & Testing Laboratory • Broad array of manufacturing solutions • Full System Assembly & Fulfillment to End Customer 8

IEC ELECTRONICS 2018© 52% 18% 28% • Missile Launch Platforms • Encrypted Communication Systems • Targeting & Surveillance Systems Aerospace & Defense Our 2017 Portfolio • Resuscitation Systems • Surgical Navigation Systems • Infusion Delivery Systems Medical • Semi-conductor Manufacturing Equipment • Locomotive Tracking & Asset Monitoring Industrial Representative Customers 9

IEC ELECTRONICS 2018© 10 10 Performance Review

IEC ELECTRONICS 2018© Our Turnaround Priorities *EBITDA and EBITDA Margin are Non-GAAP Measures. Reconciliation of GAAP to Non-GAAP measures can be found at the end of this presentation. 11

IEC ELECTRONICS 2018© $0 $50 $100 $150 $200 $250 Peak Sales $260M Consumer/Computer Products Sales erode to $19M due to off-shoring Company repositioned to support highly regulated, complex products Several acquisitions made to expand capabilities IEC Electronics ranked #3 in Forbes Top 100 Best Small Companies List Sales (M) Note: Results from continuing operations excludes revenues of Southern California Braiding divested July 2015 12 Historical Perspective

IEC ELECTRONICS 2018© -$15 -$10 -$5 $0 $5 2013 2014 2015 2016 2017 2013 to 2015 Net Income Loss of $35M • Underperformance with previous management • Profit Erosion February 2015 Turnaround Begins • Jeff Schlarbaum returns to Company as new CEO • Divested underperforming business unit 2016 Return to Profitability • Strengthened balance sheet and operational excellence • Generated $9.4M EBITDA or 7.4% EBITDA Margin* 2017 Bridge Year • Effectively managed through volume reduction from certain key customers • Maintained gross margins consistent with industry average • Rebuilt new customer sales funnel Net Income ($M) *EBITDA and EBITDA Margin are Non-GAAP Measures. Reconciliation of GAAP to Non-GAAP measures can be found at the end of this presentation. 13 Our Transformation Journey

IEC ELECTRONICS 2018© Our Turnaround Priorities FY2016 Generated $9.4M EBITDA or 7.4% EBITDA Margin* FY2017 Generated $3.6M EBITDA or 3.7% EBITDA Margin* 57% Reduction of Net Debt Since Change of Control Rebuilt new customer sales funnel *EBITDA and EBITDA Margin are Non-GAAP Measures. Reconciliation of GAAP to Non-GAAP measures can be found at the end of this presentation. 14

IEC ELECTRONICS 2018© $54M $72M $100+M 9/30/16 9/30/17 1/31/18 Increasingly Robust Pipeline of New Business Opportunities Reported Backlog 15 Re-establishing Organic Growth

IEC ELECTRONICS 2018© 16 The Path to Continued Growth 16

IEC ELECTRONICS 2018© The Path To Continued Growth Focus on Target Markets/Customers Drive Sales Conversions Continued Operational Excellence 17

IEC ELECTRONICS 2018© The Path To Continued Growth Focus on Target Markets/Customers • Deliberate focus on the right customers • Complex, highly engineered products • Long-term, strategic partners • Product life-cycles contribute to longer term relationships • 100% US Based Manufacturing Advantages • Aerospace & Defense requires domestic manufacturing partners for many products • Intellectual property protection • “Local” manufacturing for high mix, higher margin programs 18

IEC ELECTRONICS 2018© Drive Sales Conversions The Path To Continued Growth 19 • Expand Opportunities with Existing Customers • Foundations of trust have been re-established • Financial health of IEC • Operational execution • Brisk rate of new programs being awarded over the last 6 months • Rebuilt New Business Pipeline • Non-existent in 2015 • Restructured sales and marketing platform in 2017 • Robust sales opportunity funnel

IEC ELECTRONICS 2018© Continued Operational Excellence • High Customer Satisfaction Levels • Flexibility and responsiveness are critical contributors The Path To Continued Growth 20

IEC ELECTRONICS 2018© Continued Operational Excellence • Continuous Improvement for On-boarding New Programs • Challenges within global supply chain for procurement of certain electrical components • Lengthy process development and customer acceptance timeline • Multiple New Projects in Early Fiscal 2018 The Path To Continued Growth Develop Robust Manufacturing Process for Qualification Customer Acceptance For Qualification Order Low Rate Initial Production Runs Full Production Receive Materials 9-12 Month Process Margin Pressure Margin Expansion 21

IEC ELECTRONICS 2018© Continued Operational Excellence • Investment in Enterprise Resource Planning System • Multi-year project to integrate and upgrade our systems • Improve productivity and streamline processes to drive efficiency within the company as well as customer service • Currently have five ERP systems across the company • Project in final verification stages; implementation expected by end of year at our Newark location The Path To Continued Growth 22 ERP System Operations Financial Supply Chain Quality

IEC ELECTRONICS 2018© • Expansion of Newark Operations • Current facility is 100+ year old building that requires extensive capital investment to update • 150,000 sq. ft. state-of-the-art facility anticipated to open in mid-2019 at Silver Hill Technology Park • Expected to be a $22M project • 15 Year Lease with developer • Up to $5M funded by State of New York tied to job creation and capital equipment • Expected to add 362 jobs to New York State over 5 years Recent Announcement 23 Future location

IEC ELECTRONICS 2018© Draft Renderings of New Newark Facility The Path To Growth 24

IEC ELECTRONICS 2018© 25 Looking Forward 25 2012 Success • Revenue $130M • Gross Margin 18.9% 2013-14 Retraction • Loss of $35M through 2015 • Profit erosion 2015-16 Rebuild • Turnaround commenced • Returned to profitability • Strengthened balance sheet 2017 Bridge • Rebuilt new customer sales funnel • Proactively addressed volume decline 2018 Growth • Backlog of $100+M as of Jan 31 • Drive Organic Growth

IEC ELECTRONICS 2018© Value Proposition Resonates with Fortune 500 Customers Solid Organization with Proven Industry Veterans Leading Key Positions Industry Leading EMS Business Fundamentals Transitioning into a Growth Company Key Takeaways 26

Thank you

IEC ELECTRONICS 2018© 28 Reconciliation of U.S. GAAP to Non-GAAP Measures In thousands. Individual line items per Form 10-K Twelve Months Ended September 30, 2017 Twelve Months Ended September 30, 2016 Net Income $ 81 $ 4,786 Interest 917 1,392 Taxes 62 70 Depreciation & Amortization 2,542 3,106 EBITDA (Non-GAAP) $ 3,602 $ 9,354 In thousands. Individual line items per Form 10-K Twelve Months Ended September 30, 2017 Twelve Months Ended September 30, 2016 Net Sales $ 96,455 $ 127,010 EBITDA (Non-GAAP) 3,602 9,354 EBITDA Margin (Non- GAAP) 3.7% 7.4% Appendix A